Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on June 23, 2004 pursuant to Rule 488.

           An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Premier California Tax Exempt Bond Fund, Inc. dated May 14, 2004(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Premier California Municipal Bond Fund dated June 1, 2003(2)

Item 14.	Financial Statements	Annual Report of Dreyfus Premier California Municipal Bond Fund dated January 31, 2004(3); Annual Report of Registrant dated May 31, 2003(4) and Semi-Annual Report dated November 30, 2003(5); Pro Formas

PART C

Item 15. Item 16. Item 17.	Indemnification Exhibits Undertakings

______________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A, filed May 13, 2004 (File No. 2-84105).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dreyfus Premier California Municipal Bond Fund, filed May 29, 2003 (File No. 33-07498).

(3)	Incorporated herein by reference to Dreyfus Premier California Municipal Bond Fund's Annual Report, filed April 6, 2004 (File No. 811-04766).

(4)	Incorporated herein by reference to Registrant's Annual Report, filed July 30, 2003 (File No. 811-03757).

(5)	Incorporated herein by reference to Registrant's Semi-Annual Report, filed January 30, 2004 (File No. 811-03757).

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of Dreyfus Premier California Municipal Bond Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for Class A, Class B and Class C shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and management policies as the Fund.

           The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity and bond funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. The Fund is one of the funds that Dreyfus recommended, and the Fund's Board of Trustees approved, be consolidated with another fund in the Dreyfus Family of Funds. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state income taxes. Dreyfus believes that the proposed reorganization could promote more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Fund's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

June __, 2004

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus") on or about September 14, 2004 (the "Closing Date") and will no longer be a shareholder of Dreyfus Premier California Municipal Bond Fund (the "Fund"). The Fund will then cease operations. You will receive Class A, Class B or Class C shares of the Acquiring Fund corresponding to your Class A, Class B or Class C shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio. Other potential benefits are described in this Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Both the Fund and the Acquiring Fund seek current income exempt from federal and California state income taxes. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. Each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state income taxes. The Fund normally invests at least 70% of its assets, and the Acquiring Fund normally invests at least 80% of its assets, in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, each fund may invest the remainder of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the Fund's and the Acquiring Fund's respective portfolio is expected to exceed ten years. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

Yes. Under its agreement with Dreyfus, the Fund pays Dreyfus a management fee at the annual rate of 0.55% of the value of the Fund's average daily net assets and the Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets. Although the management fee payable by the Acquiring Fund is higher than that payable by the Fund, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least May 31, 2006, so that the total annual operating expenses of the Acquiring Fund's Class A, Class B and Class C shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Fund's total annual operating expenses for such Classes as of January 31, 2004 (the Fund's fiscal year end).

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

The Board has determined that reorganizing the Fund into another fund managed by Dreyfus, that has a substantially similar investment objective and investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger fund. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio.

The Fund's Board of Trustees believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus Premier California Municipal Bond Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, September 8, 2004, at __:00 _.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, and Class C shares having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B and Class C shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B and Class C shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on July 1, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Steven F. Newman Secretary

New York, New York
June __, 2004

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

To And In Exchange For Class A, B and C Shares Of

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

PROSPECTUS/PROXY STATEMENT
June __, 2004

Special Meeting of Shareholders
To Be Held on Wednesday, September 8, 2004

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Premier California Municipal Bond Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, September 8, 2004, at __:00 _.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 1, 2004 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B and Class C shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class A, B and C shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares, Class B shares or Class C shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated June __, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have substantially similar investment objectives and investment management policies. Each fund has the same primary portfolio manager. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated May 14, 2004, Annual Report for its fiscal year ended May 31, 2003 (including its audited financial statements for the fiscal year), and Semi-Annual Report for the six months ended November 30, 2003 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus and its Annual Report for the fiscal year ended January 31, 2004, please call your financial adviser, or call 1-800-554-4611, visit the Dreyfus.com website or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B and Class C shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of May 28, 2004, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding

Proxy materials will be mailed to shareholders of record on or about July 10, 2004.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Acquiring Fund's Board Members

A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Fund's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or Acquiring Fund, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B and Class C Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B and Class C shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated and cease operations.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

          The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have substantially similar investment goals and investment approaches. The Fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. The Acquiring Fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

          To pursue its goal, the Acquiring Fund and the Fund each normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state income taxes. The Fund normally invests at least 70% of its assets, and the Acquiring Fund normally invests at least 80% of its assets, in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the Fund may invest up to 30% of its assets, and the Acquiring Fund may invest up to 20% of its assets, in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of each fund's portfolio normally exceeds ten years.

          For each fund, the portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager for each fund focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices.

          A portion of each fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. Each fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

           Although each fund seeks to provide income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. The Fund may invest without limitation and the Acquiring Fund may invest up to 20% of its net assets in municipal bonds subject to the alternative minimum tax. In addition, each fund occasionally may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal income tax.

          Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

          The Acquiring Fund also may engage in swap transactions, including interest rate swaps, to mitigate risk, manage duration and reduce portfolio turnover. The Fund currently may not engage in swap transactions.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's or Acquiring Fund's total assets.

          The Fund is diversified, which means that with respect to 75% of the Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer. The Acquiring Fund is a non-diversified fund, which means that the proportion of the Acquiring Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

          For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information.

          The Acquiring Fund is a corporation organized under the laws of the State of Maryland. The Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

•	Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the Fund and the Acquiring Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds, in which the Fund may invest up to 30% of its assets and the Acquiring Fund up to 20% of its assets, involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	State-specific risk. Each fund is subject to the risk that California's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes each fund more sensitive to risks specific to the state and may magnify other risks.

•	Market sector risk. Each fund may overweight or underweight certain industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), inverse floaters, and, with respect to the Acquiring Fund only, swaps. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with such fund's other investments.

•	Non-diversification risk. (Acquiring Fund only) The Acquiring Fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent a fund invests defensively in these securities, it might not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See "Main Risks" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Account Policies—Share Class Charges" for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization.

           Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of December 31, 2003. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of December 31, 2003, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. The management fee payable to Dreyfus by the Acquiring Fund (0.60%) is higher than that payable by the Fund (0.55%). However, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least May 31, 2006, so that the Acquiring Fund's total annual operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .96% for Class A, 1.45% for Class B, and 1.71% for Class C-- the Fund's total annual operating expenses for such classes as of January 31, 2004 (the Fund's fiscal year end).

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                       Pro Forma After
                                                                        Reorganization
                                  Fund          Acquiring Fund          Acquiring Fund
                                 Class A           Class A                 Class A
                                 -------        ---------------         ---------------
Management fees                   .55%               .60%                    .60%
Rule 12b-1 fee                    none               none                    none
Shareholder services fee          .25%               .25%                    .25%
Other expenses                    .12%              .06%*                   .06%*
                                  ----              -----                   -----
Total                             .92%              .91%                    .91%

                                                                       Pro Forma After
                                                                        Reorganization
                                  Fund          Acquiring Fund          Acquiring Fund
                                 Class B           Class B                 Class B
                                 -------        ---------------         ---------------
Management fees                   .55%               .60%                   .60%
Rule 12b-1 fee                    .50%               .50%                   .50%
Shareholder services fee          .25%               .25%                   .25%
Other expenses                    .11%               .06%*                  .06%*
Total                            -----             -------                 ------
                                 1.41%              1.41%                  1.41%

                                                                       Pro Forma After
                                                                        Reorganization
                                  Fund          Acquiring Fund          Acquiring Fund
                                 Class C           Class C                  Class C
                                 -------        ---------------         ---------------
Management fees                   .55%               .60%                   .60%
Rule 12b-1 fee                    .75%               .75%                   .75%
Shareholder services fee          .25%               .25%                   .25%
Other expenses                    .13%              .08%*                  .08%*
                                 -----             -------                 ------
Total                             1.68%             1.68%                  1.68%

__________

*	"Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

                           Fund                                    Acquiring Fund
             ---------------------------------------------------------------------------------
             Class A   Class B     Class C                Class A    Class B    Class C
             Shares    Shares*     Shares*                Shares     Shares*    Shares*
             ------    ------      -------                ------     ------     -------

1 Year      $540      $544/        $271/                  $539      $544/       $271/
                      $144         $171                             $144        $171
3 Years     $730      $746/        $530/                  $727      $746/       $530/
                      $446         $530                             $446        $530
5 Years     $936      $971/        $913/                  $931      $971/       $913/
                      $771         $913                             $771        $913
10 Years    $1,530    $1,435**/    $1,987/                $1,519    $1,430**/   $1,987/
                      $1,435**     $1,987                           $1,430**    $1,987

                      Acquiring
         Fund Pro Forma After Reorganization
         -----------------------------------
           Class A     Class B      Class C
           Shares      Shares*      Shares*
           ------      ------       -------

1 Year     $539        $544/        $271/
                       $144         $171
3 Years    $727        $746/        $530/
                       $446         $530
5 Years    $931        $971/        $913/
                       $771         $913
10 Years   $1,519      $1,430**/    $1,987/
                       $1,430**     $1,987

__________

*	With redemption/without redemption.
**	Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and Fund. The bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class Z shares from year to year. Sales loads are not reflected in the charts; if they were, the returns shown would have been lower. The table for the Fund compares the average annual total returns of the Fund's Class A, Class B and Class C shares to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-California-specific municipal bonds. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's Class Z shares to those of the Lehman Brothers Municipal Bond Index. Sales loads are not reflected in the tables; if they were, the returns shown would have been lower. Since Class A, B and C shares of the Acquiring Fund are new, past performance information is not available for those classes. There are no sales loads for Class Z shares of the Acquiring Fund. There will be no exchange of Class Z shares of the Acquiring Fund in the Reorganization. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. For each fund, the share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses. After the Reorganization, Class Z shares of the Acquiring Fund generally will not be available for new accounts.

           After-tax performance is shown only for Class A shares of the Fund and Class Z shares of the Acquiring Fund, respectively. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund--Class Z Shares
Year-by-year total returns as of 12/31 each year (%)

   -7.11    +14.07   +3.44    +8.26    +5.84   -4.42    +15.24     +3.49    +8.11     +4.84
--------------------------------------------------------------------------------------------
    '94       '95     '96      '97      '98     '99       '00       '01      '02       '03

Best Quarter:           Q1 '95             +6.12%
Worst Quarter:          Q1 '94             -4.96%

The year-to-date total return for Class Z shares of the Acquiring Fund as of 3/31/04 was 1.76%.

Acquiring Fund — Class Z Shares
Average annual total returns as of 12/31/03

                                    1 Year         5 Years          10 Years
Class Z
returns before taxes                4.84%           5.26%             4.96%

Class Z
returns after taxes
on distributions                    4.63%           5.06%             4.84%

Class Z
returns after taxes
on distributions and
sale of fund shares                 4.73%           5.08%             4.88%

Lehman Brothers Municipal
Bond Index*
reflects no deduction for
fees, expenses or taxes             5.31%           5.83%             6.03%

Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

   -6.02    +17.38     +4.03    +7.88    +5.06   -6.58    +14.05     +2.80    +8.98     +4.39
---------------------------------------------------------------------------------------------
    '94       '95       '96      '97      '98     '99       '00       '01      '02       '03

Best Quarter:              Q1 '95             +7.07%
Worst Quarter:             Q1 '94             -5.14%

The year-to-date total return for Class A shares of the Fund as of 3/31/04 was 1.55%

Fund — Class A Shares (without sales charge)
Average annual total returns as of 12/31/03

Share class/
Inception date                      1 Year         5 Years         10 Years      Since Inception

Class A (11/10/86)
returns before taxes                4.39%           4.50%           4.95%              --

Class A
returns after taxes
on distributions                    4.39%           4.48%           4.70%              --

Class A
returns after taxes
on distributions and
sale of fund shares                 4.35%           4.47%           4.76%              --

Class B (1/15/93)
returns before taxes                -0.14%          3.61%           4.62%*             --

Class C (6/2/95)
returns before taxes                2.52%           3.72%            N/A             4.48%

Lehman Brothers Municipal
Bond Index*
reflects no deduction for
fees, expenses or taxes             5.31%           5.83%           6.03%            6.46%**

__________

*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Based on the life of Class C. For comparative purposes, the value of the Index on 5/31/95 is used as the beginning value on 6/2/95.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Manager. Joseph P. Darcy has been the Fund's and the Acquiring Fund's primary portfolio manager since August 1999 and January 1996, respectively. He has been employed by Dreyfus since May 1994.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Fund and Acquiring Fund, each fund has different Board members. None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or Acquiring Fund ("Independent Board Members"). For a description of the Board members of the Acquiring Fund, see Exhibit B.

           Capitalization. The Fund has classified its shares into three classes - Class A, Class B and Class C and the Acquiring Fund has classified its shares into four classes - Class A, Class B, Class C and Class Z. Because the Fund does not offer Class Z shares, there will be no exchange for Class Z shares of the Acquiring Fund. Class A, B and C shares are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization. The following table sets forth as of January 31, 2004 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares* and (3) the pro forma capitalization of each class of the Acquiring Fund's shares,* as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                        Pro Forma After
                                                                        Reorganization
                                   Fund           Acquiring Fund        Acquiring Fund
                                  Class A             Class A              Class A
                                 ---------         -------------        ---------------

  Total net assets              $101,463,116            $0               $101,463,116
  Net asset value per              $12.58               N/A                 $14.82
    share
  Shares outstanding               8,063,599           None                 6,844,809

                                                                       Pro Forma After
                                                                        Reorganization
                                   Fund           Acquiring Fund        Acquiring Fund
                                  Class B             Class B              Class B
                                 ---------         -------------        ---------------
  Total net assets              $13,557,507             $0               $13,557,507
  Net asset value per              $12.58               N/A                 $14.82
    share
  Shares outstanding              1,077,417            None                  914,569

                                                                       Pro Forma After
                                                                        Reorganization
                                   Fund           Acquiring Fund        Acquiring Fund
                                  Class C             Class C              Class C
                                 ---------         -------------        ---------------
  Total net assets              $2,520,141              $0                $2,520,141
  Net asset value                 $12.63                N/A                 $14.82
    per share
  Shares outstanding               199,579             None                  170,087

__________

*	Class A, Class B and Class C only.

          The Acquiring Fund had approximately $1,056,096,115 in total net assets (attributable to Class Z) as of January 31, 2004. Shareholders of another fund advised by Dreyfus--General California Municipal Bond Fund, Inc.--also are being asked in proxy materials directed to them to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of such fund's assets, subject to its liabilities, to the Acquiring Fund in exchange for Acquiring Fund shares. As of January 31, 2004, General California Municipal Bond Fund, Inc. had total net assets of approximately $218,299,816. The reorganization of that fund, if approved by its shareholders, is scheduled to close September 21, 2004. If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of General California Municipal Bond Fund, Inc. approve the reorganization of that fund. See "Additional Information About the Acquiring Fund and the Fund."

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Distribution Plan. Class B and Class C shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Fund's and Acquiring Fund's Rule 12b-1 Plans, each fund pays Dreyfus Service Corporation, its distributor, a fee at an annual rate of 0.50% of the value of the average daily net assets of Class B shares and 0.75% of the value of the average daily net assets of Class C shares (there is no Rule 12b-1 Plan fee for Class A shares) to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

           Shareholder Services Plan. Class A, Class B and Class C shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay Dreyfus Service Corporation, its distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of the relevant class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividend and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Certain Organizational Differences Between the Acquiring Fund and the Fund. The Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Fund's Agreement and Declaration of Trust (the "Trust Agreement"), the Fund's By-Laws and applicable Massachusetts law. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Fund's Articles of Incorporation (the "Charter"), the Acquiring Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Acquiring Fund's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Fund are not affected by such quorum requirements.

           Shareholder Liability. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Fund's Trustees. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under Maryland law, the Acquiring Fund's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under the Fund's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Fund may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter, By-Laws and Maryland law, and the Fund, the Fund's Trust Agreement, By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund's Charter and By-Laws or the Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

          The Board members of the Fund and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each fund's Board believes that the Reorganization will permit shareholders of the respective fund to pursue the same investment goals in a larger combined fund without diluting such shareholders' interests. The funds have substantially similar investment objectives and investment policies. As of May 28, 2004, the Fund had net assets of approximately $_______________ and the Acquiring Fund had net assets of approximately $ ____________. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio and the benefits of economies of scale, which may result in a lower overall expense ratio over time through the spreading of fixed costs of fund operations over a larger asset base. In addition, the elimination of duplicative operations should enable the combined fund to be serviced and/or marketed more efficiently.

          The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

          For the reasons described above, the Boards of the Fund and Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A, Class B and Class C shares, and the assumption by the Acquiring Fund of the Fund's stated liabilities on September 14, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A, Class B and Class C shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding Class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B and Class C shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class A, Class B and Class C shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund. Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the transfer agent of the Acquiring Fund.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

          The total expenses of the Reorganization are expected to be approximately $[73,500], which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Fund's Board. The cost of any such outside firm solicitation, which will be borne by Dreyfus, is estimated to be approximately $[________].

          If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B and Class C shares to Fund shareholders in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B and Class C shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund Class A, Class B and Class C shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B and Class C shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B and Class C shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

          As of the Fund's fiscal year ended January 31, 2004, the Fund has an unused capital loss carryforward of approximately [$5,080,923]. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

          The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Fund's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 2-84105). The Acquiring Fund is incorporated under the name Dreyfus California Tax Exempt Bond Fund, Inc. and intends to change its name to Dreyfus Premier California Tax Exempt Bond Fund, Inc. and issue Class A, B and C shares only if the Reorganization is approved by Fund shareholders and consummated. Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-7498).

          Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

           Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of May 28, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Fund:

                                                          Percentage of
                                                          --------------
       Name and Address                                 Outstanding Shares
       ----------------                                 ------------------

                                                    Before               After
                                                Reorganization       Reorganization
                                                --------------       --------------

          As of May 28, 2004, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

                                                          Percentage of
                                                          --------------
       Name and Address                                 Outstanding Shares
       ----------------                                 ------------------

                                                    Before               After
                                                Reorganization       Reorganization
                                                --------------       --------------

          As of May 28, 2004, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended January 31, 2004 and the audited financial statements of the Acquiring Fund for the fiscal year ended May 31, 2003 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's and the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Fund's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of May 12, 2004 (the "Agreement"), between DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND (the "Fund"), a Massachusetts business trust, and DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund, attributable to the Fund's Class A, Class B and Class C shares, to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares") and Class C shares ("Acquiring Fund Class C Shares" and, together with Acquiring Fund Class A Shares and Acquiring Fund Class B Shares, the "Acquiring Fund Shares"), respectively, of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a diversified, registered, open-end management investment company, and the Acquiring Fund is a non-diversified, registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

           WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                1.     THE REORGANIZATION.

                1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares, respectively, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

                1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

                2.     VALUATION.

                2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                2.3     The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable Class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Class A Share, Acquiring Fund Class B Share or Acquiring Fund Class C Share, as the case may be, determined in accordance with paragraph 2.2.

                2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

                3.     CLOSING AND CLOSING DATE.

                3.1     The Closing Date shall be September 14, 2004, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

                3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class A, Class B and Class C Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                4.      REPRESENTATIONS AND WARRANTIES.

                4.1     The Fund represents and warrants to the Acquiring Fund, as follows:

                      (a)     The Fund is a duly established voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                      (b)     The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933 as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c)     The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d)     The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Fund's Declaration of Trust") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party on behalf of the Fund or by which the Fund is bound.

                      (e)     The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                      (f)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                      (g)     The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended January 31, 2004 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                      (h)     Since January 31, 2004, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                      (i)     At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (j)     For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (k)     All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                      (l)     On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                      (m)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (n)     The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                4.2     The Acquiring Fund represents and warrants to the Fund, as follows:

                      (a)     The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                      (b)     The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                      (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                      (f)     The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended May 31, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                      (g)     Since May 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                      (h)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (i)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (j)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                      (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (l)     The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                      (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                      (n)     The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                      (o)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

                5.     COVENANTS OF THE ACQUIRING FUND AND THE FUND.

                5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                5.2     The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

                5.5     The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                6.1     All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

                6.3     The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

                7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                7.1     All representations and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

                8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Declaration of Trust and the 1940 Act.

                8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                      (a)     The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

                No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                9.     TERMINATION OF AGREEMENT; EXPENSES.

                9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

                9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

                10.     WAIVER.

                At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

                11.     MISCELLANEOUS.

                11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

                11.4     This Agreement may be amended only by a signed writing between the parties.

                11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's or Acquiring Fund's Charter; a copy of the Fund's Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND By: Stephen E. Canter, President

ATTEST:	Steven F. Newman, Secretary

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC. By: Stephen E. Canter, President

ATTEST:	Michael A. Rosenberg, Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

Board Members of the Acquiring Fund1

           Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations, are shown below.

Name  (Age)                            Principal Occupation
Position with Acquiring Fund (Since)   During Past 5 Years                    Other Board Memberships and Affiliations
------------------------------------   ---------------------                  ----------------------------------------

Joseph S. DiMartino (60)               Corporate Director and Trustee         The Muscular Dystrophy Association, Director
Chairman of the Board (1995)                                                  Levcor International, Inc., an apparel fabric
                                                                              processor, Director
                                                                              Century Business Services, Inc., a provider of
                                                                                outsourcing functions for small and medium
                                                                                size companies, Director
                                                                              The Newark Group, a provider of a national
                                                                              market of paper recovery facilities,
                                                                              paperboard mills and paperboard converting
                                                                              plants, Director

David W. Burke (67)                    Corporate Director and Trustee         John F. Kennedy Library Foundation, Director
Board Member (1994)                                                           U.S.S. Constitution Museum, Director

Samuel Chase (71)                      Corporate Director and Trustee         None
Board Member (1983)

Gordon J. Davis (62)                   Partner in the law firm of LeBoeuf,    Consolidated Edison, Inc., a utility company,
Board Member (1995)                    Lamb, Greene & MacRae LLP              Director
                                       President, Lincoln Center for the      Phoenix Companies, Inc., a life insurance
                                       Performing Arts, Inc. (2001)           company, Director
                                                                              Board Member/Trustee for several not-for-
                                                                                profit groups

Joni Evans (61)                        Senior Vice President of the William   None
Board Member (1983)                    Morris Agency

______________

[1]	None of the Board members are "interested persons" of the Acquiring Fund, as defined in the 1940 Act.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

          The undersigned shareholder of Dreyfus Premier California Municipal Bond Fund (the "Fund") hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 1, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at __:00 _.m., on Wednesday, September 8, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund in exchange for the Acquiring Fund's Class A, Class B and Class C shares having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

               FOR               AGAINST               ABSTAIN
               /__/              /__/                  /__/
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ ________________________ Signature(s) ________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

June __, 2004

Acquisition of the Assets of

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B and C Shares of

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June __, 2004 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier California Municipal Bond Fund (the "Fund") in exchange for Class A, Class B and Class C shares of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated May 14, 2004.

2.	The Acquiring Fund's Annual Report for the fiscal year ended May 31, 2003.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended November 30, 2003.

4.	The Fund's Annual Report for the fiscal year ended January 31, 2004.

5.	Pro forma financials for the combined Fund and Acquiring Fund as of January 31, 2004

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated June __, 2004 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated May 14, 2004 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A, filed May 13, 2004 (File No. 2-84105). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated May 31, 2003, filed July 30, 2003, and its Semi-Annual Report dated November 30, 2003, filed on or about January 30, 2004.

          The Fund's Statement of Additional Information dated June 1, 2003 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A, filed May 29, 2003 (File No. 33-7498). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended January 30, 2004.

Pro Forma Statement of Assets and Liabilities
January 31, 2004 (Unaudited)

                                                                                                                   Dreyfus
                                                                                                                   Premier
                                                                                                                   California
                                                                      Dreyfus         Dreyfus                      Tax Exempt
                                                                      Premier         Premier                      Bond
                                                                      California      California                   Fund, Inc.
                                                                      Tax Exempt      Municipal                    Pro Forma
                                                                      Bond            Bond                         Combined
                                                                      Fund, Inc.      Fund         Adjustments     (Note 1)
                                                                    --------------  -------------  -----------  ---------------
ASSETS:      Investments in securities, at value - See Statement
                   of Investments *                                 $1,041,713,755  $ 116,114,015               $ 1,157,827,770
             Receivable for investment securities sold                   2,490,278             --                     2,490,278
             Interest receivable                                        14,301,397      1,782,922                    16,084,319
             Receivable for shares of Beneficial Interest
              /Common Stock subscribed                                       3,801         35,718                        39,519
             Prepaid expenses and other assets                              15,559         11,038                        26,597
                                                                    --------------  -------------  -----------  ---------------
                  Total Assets                                       1,058,524,790    117,943,693                 1,176,468,483
                                                                    --------------  -------------  -----------  ---------------
LIABILITIES: Due to The Dreyfus Corporation and affiliates                 587,319         88,239                       675,558
             Cash overdraft due to Custodian                               677,907        258,520                       936,427
             Payable for investment securities purchased                   543,666             --                       543,666
             Payable for shares of Beneficial Interest
              /Common Stock redeemed                                       529,704         19,552                       549,256
             Accrued expenses                                               90,079         36,618                       126,697
                                                                    --------------  -------------  -----------  ---------------
                  Total Liabilities                                      2,428,675        402,929                     2,831,604
                                                                    --------------  -------------  -----------  ---------------
NET ASSETS                                                          $1,056,096,115  $ 117,540,764               $ 1,173,636,879
                                                                    --------------  -------------  -----------  ---------------
REPRESENTED BY: Paid-in capital                                     $1,005,419,604  $ 113,205,188               $ 1,118,624,792
                Accumulated undistributed investment income-net          1,342,177             --                     1,342,177
                Accumulated net realized gain (loss) on investments        772,490     (5,096,923)                   (4,324,433)
                Accumulated net unrealized appreciation
                  (depreciation) on investments                         48,561,844      9,432,499                    57,994,343
                                                                    --------------  -------------  -----------  ---------------
NET ASSETS                                                          $1,056,096,115  $ 117,540,764               $ 1,173,636,879
                                                                    ==============  =============  ===========  ===============

 NET ASSETS

Dreyfus Premier California Tax Exempt Bond Fund, Inc.
     Class A Shares                                                 $           --             --  101,463,116(a) $ 101,463,116
                                                                                                                  ===============
     Class B Shares                                                 $           --             --   13,557,507(a) $  13,557,507
                                                                                                                  ===============
     Class C Shares                                                 $           --             --    2,520,141(a) $   2,520,141
                                                                                                                  ===============
     Class Z Shares                                                 $1,056,096,115             --           --   $1,056,096,115
                                                                                                                  ===============
Dreyfus Premier California Municipal Bond Fund
     Class A Shares                                                 $           --    101,463,116 (101,463,116)(a) $         --
                                                                                                                   ============
     Class B Shares                                                 $           --     13,557,507  (13,557,507)(a) $         --
                                                                                                                   ===========
     Class C Shares                                                 $           --      2,520,141   (2,520,141)(a) $         --
                                                                                                                   ============
Shares of Common Stock outstanding (300 million shares
     of $.001 par value authorized):
Dreyfus Premier California Tax Exempt Bond Fund, Inc.
     Class A Shares                                                             --             --    6,844,809(a)     6,844,809
                                                                                                                  ===============
     Class B Shares                                                             --             --      914,569(a)       914,569
                                                                                                                  ===============
     Class C Shares                                                             --             --      170,087(a)       170,087
                                                                                                                  ===============
     Class Z Shares                                                     71,270,769             --           --       71,270,769
                                                                                                                ===============
Shares of  Beneficial Interest outstanding (unlimited
     number of $.001 par value shares authorized):
Dreyfus Premier California Municipal Bond Fund
     Class A Shares                                                             --      8,063,599   (8,063,599)(a)           --
                                                                                                                  =============
     Class B Shares                                                             --      1,077,417   (1,077,417)(a)           --
                                                                                                                  =============
     Class C Shares                                                             --        199,579     (199,579)(a)           --
                                                                                                                  =============
NET ASSET VALUE  per share-Note 3:
Dreyfus Premier California Tax Exempt Bond Fund, Inc.
      Class A Shares                                                 $          --             --           --  $         14.82
                                                                                                                ===============
      Class B Shares                                                 $          --             --           --  $         14.82
                                                                                                                ===============
      Class C Shares                                                 $          --             --           --  $         14.82
                                                                                                                ===============
     Class Z Shares                                                  $       14.82             --           --  $         14.82
                                                                                                                ===============
Dreyfus Premier California Municipal Bond Fund
      Class A Shares                                                 $          --  $       12.58           --  $            --
                                                                                                                ===============
      Class B Shares                                                 $          --  $       12.58           --  $            --
                                                                                                                ===============
      Class C Shares                                                 $          --  $       12.63           --  $            --
                                                                                                                ===============

* Investments in securities, at cost                                 $ 993,151,912  $ 106,681,516               $ 1,099,833,428

(a) Reflects exchange of net assets of Dreyfus Premier California Municipal Bond Fund for Class A, Class B and Class C shares of Dreyfus Premier California Tax Exempt Bond Fund, Inc.

See notes to pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended January 31, 2004 (Unaudited)

                                                                                                                   Dreyfus
                                                                                                                   Premier
                                                                                                                   California
                                                                      Dreyfus         Dreyfus                      Tax Exempt
                                                                      Premier         Premier                      Bond
                                                                      California      California                   Fund, Inc.
                                                                      Tax Exempt      Municipal                    Pro Forma
                                                                      Bond            Bond                         Combined
                                                                      Fund, Inc.      Fund         Adjustments     (Note 1)
INVESTMENT INCOME:                                                    ------------   ------------  -----------    -------------

INCOME:          Interest Income                                      $ 51,304,244    $ 6,296,001                 $  57,600,245

EXPENSES:        Management fee                                          6,503,503        670,550    $  60,959(b)     7,235,012
                 Shareholder servicing costs                               833,950        373,597                     1,207,547
                 Professional fees                                          68,260         49,203      (49,203)(a)       68,260
                 Prospectus and shareholders' reports                        6,077         20,294       (8,000)(a)       18,371
                 Custodian fees                                             83,523         16,607      (13,000)(a)       87,130
                 Trustees'/Directors' fees and expenses                     58,238          6,743       (6,743)(a)       58,238
                 Registration fees                                          30,553         23,736      (11,000)(a)       43,289
                 Distribution  fees                                             --         94,848                        94,848
                 Loan commitment fees                                       10,985          1,287                        12,272
                 Miscellaneous                                              36,804         10,866         (600)(a)       47,070
                                                                      ------------   ------------  -----------    -------------
                      Total Expenses                                     7,631,893      1,267,731      (27,587)       8,872,037
                                                                      ------------   ------------  -----------    -------------

                 Less- reduction in management fee due to
                 undertaking                                                    --         (4,741)      (9,310)(c)      (14,051)
                                                                      ------------   ------------  -----------    -------------
                      Net Expenses                                       7,631,893      1,262,990      (36,897)       8,857,986
                                                                      ------------   ------------  -----------    -------------
INVESTMENT INCOME--NET                                                  43,672,351      5,033,011       36,897       48,742,259
                                                                      ------------   ------------  -----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

                 Net realized gain (loss) on investments                 8,085,043        883,206                     8,968,249
                 Net unrealized appreciation (depreciation)           ------------   ------------  -----------    -------------
                    on investments                                      13,934,333      1,341,824                    15,276,157
                                                                      ------------   ------------  -----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  22,019,376      2,225,030                    24,244,406
                                                                      ------------   ------------  -----------    -------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                  $ 65,691,727   $  7,258,041  $    36,897   $   72,986,665
                                                                      ============   ============  ===========   ==============

(a) Reflects the anticipated savings as a result of the Merger.
(b) Reflects impact of higher management fee of Dreyfus Premier California Tax Exempt Bond Fund, Inc.
(c) Reflects increase in waiver of management fees pursuant to undertaking.

See notes to pro forma financial statements.

Pro Forma STATEMENT OF INVESTMENTS
Dreyfus Premier California Tax Exempt Bond Fund,
Inc.(formerly Dreyfus California Tax Exempt Bond Fund, Inc.)
January 31, 2004 (Unaudited)

                                                          Principal Amount ($)                        Value ($)
                                                    -------------------------------------  -----------------------------------
                                                                              Dreyfus                               Dreyfus
                                                                              Premier                               Premier
                                                                              California                            California
                                                    Dreyfus      Dreyfus      Tax Exempt    Dreyfus       Dreyfus   Tax Exempt
                                                    Premier      Premier      Bond          Premier       Premier   Bond
                                                    California   California   Fund, Inc.   California   California  Fund, Inc.
                                                    Tax Exempt   Municipal    Pro           Tax Exempt    Municipal Pro
                                                    Bond         Bond         Forma         Bond          Bond      Forma
                                                    Fund, Inc.   Fund         Combined (a)  Fund, Inc.   Fund       Combined (a)
                                                   ------------ -----------  ------------- ------------ ----------- ------------
Long Term Municipal Investments--99.4%

California--90.6%

ABAG Finance Authority for Nonprofit Corporations,
    Revenue:
      Multi Family Housing
          (Central Park Apartments) 5.50%, 7/1/2019              1,010,000     1,010,000                 1,057,137    1,057,137
      (Sansum-Santa Barbara Medical) 5.50%, 4/1/2021             1,500,000     1,500,000                 1,551,210    1,551,210

Alameda County, COP 9.57%, 12/1/2013 (Insured; MBIA)             5,000,000b,c  5,000,000                 6,313,300    6,313,300

Anaheim Public Finance Authority, Tax Allocation
    Revenue
  6.45%, 12/28/2018 (Insured; MBIA)                 20,000,000                20,000,000     23,419,200              23,419,200

State of California:
      6.125%, 10/1/2011 (Insured; FGIC)                          2,875,000     2,875,000                 3,468,803    3,468,803
      5.25%, 10/1/2013 (Insured; MBIA)                           5,000,000     5,000,000                 5,703,500    5,703,500

California Department of Veteran Affairs,
  Home Purchase Revenue
  5.50%, 12/1/2019                                  15,000,000                15,000,000     15,670,950              15,670,950

California Department of Water Resources:
  (Central Valley Project - Water System Revenue)
    5%, 12/1/2011 (Insured; FGIC)                   15,415,000                15,415,000     17,587,744              17,587,744
  Power Supply Revenue:
    5.875%, 5/1/2016                                10,000,000                10,000,000     11,161,500              11,161,500
    5.375%, 5/1/2018 (Insured; AMBAC)               27,100,000   2,500,000    29,600,000     29,840,623  2,752,825   32,593,448

California Educational Facilities Authority, Revenue:
      (Santa Clara University) 5.25%, 9/1/2026                   4,660,000     4,660,000                 5,085,971    5,085,971
      (University of Southern California)
    5%, 10/1/2033                                   23,500,000                23,500,000     24,204,060              24,204,060

California Health Facilities Financing Authority,
  Revenue:
    (Cedars-Sinai Medical Center):
        6.125%, 12/1/2030                           27,695,000                27,695,000     29,773,233              29,773,233
        6.25%, 12/1/2034                                         5,210,000     5,210,000                 5,614,765    5,614,765
    Health Facility (Adventist Health System/West)
        5%, 3/1/2033                                 6,000,000                 6,000,000      5,869,200               5,869,200
    (Sutter Health) 5.35%, 8/15/2028
    (Insured; MBIA)                                  3,780,000                 3,780,000      3,981,739               3,981,739

California Housing Finance Agency, Revenue:
  11.30%, 8/1/2026                                   1,955,000b,c              1,955,000      1,955,586               1,955,586
  Home Mortgage:
       6.30%, 2/1/2008                               1,380,000                 1,380,000      1,380,207               1,380,207
       6.15%, 8/1/2016                                           2,850,000     2,850,000                 2,983,180    2,983,180
       6.40%, 8/1/2027 (Insured; MBIA)               3,505,000                 3,505,000      3,505,526               3,505,526
  Multi-Family Housing 6.30%, 8/1/2026
  (Insured; AMBAC)                                   7,130,000                 7,130,000      7,420,690               7,420,690
  Single Family Mortgage:
       6.25%, 8/1/2014 (Insured; AMBAC)              1,115,000                 1,115,000      1,164,896               1,164,896
       6.30%, 8/1/2024                               2,775,000                 2,775,000      2,812,129               2,812,129
       6.45%, 8/1/2025                               3,450,000                 3,450,000      3,453,346               3,453,346

California Infrastructure and Economic Development
  Bank, Revenue
  (Clean Water State Revolving Fund)
       5%, 10/1/2017                                 8,735,000                 8,735,000      9,418,950               9,418,950

California Pollution Control Financing Authority,
  PCR:
      10.308%, 6/1/2014                             24,165,000b,c             24,165,000     33,857,098              33,857,098
    (Southern California Edison Co.):
       7%, 3/1/2005                                 15,000,000                15,000,000     15,179,100              15,179,100
       7%, 2/28/2008                                             2,000,000     2,000,000                 2,020,860    2,020,860
       6.40%, 12/1/2024                             12,600,000                12,600,000     12,668,922              12,668,922

California Public Works Board, LR:
  (Department of Corrections, Calipatria State Prison,
    Imperial County)
    6.50%, 9/1/2017 (Insured; MBIA)                 13,000,000                13,000,000     16,232,580              16,232,580
  (Department of General Services-Capital East End
    Complex)
    5.25%, 12/1/2019 (Insured; AMBAC)               10,000,000                10,000,000     10,840,800              10,840,800
  (University of California Project)
    5.35%, 12/1/2015  (Insured; AMBAC)              11,415,000                11,415,000     12,648,962              12,648,962
  (Various University of California Projects):
    5.50%, 6/1/2014                                  5,000,000                 5,000,000      5,746,100               5,746,100
    6.375%, 10/1/2019 (Prerefunded 10/1/2004)        7,775,000d                7,775,000      8,207,757               8,207,757

California State University, Fresno Association Inc.,
  Auxiliary Organization Event Center Revenue:
    6%, 7/1/2022                                     3,500,000                 3,500,000      3,656,695               3,656,695
    6%, 7/1/2026                                     2,500,000                 2,500,000      2,605,050               2,605,050
    6%, 7/1/2031                                     5,250,000                 5,250,000      5,407,500               5,407,500

California Statewide Communities
  Development Authority:
    COP:
     (Motion Picture and Television  Fund)
        6.45%, 1/1/2022 (Insured; AMBAC)                         2,500,000     2,500,000                 2,512,125    2,512,125
     (Saint Joseph Health System Group)
        6.50%, 7/1/2015 (Prerefunded 7/1/2004)       7,000,000d                7,000,000      7,300,510               7,300,510
      (The Internext Group) 5.375%, 4/1/2030        19,000,000                19,000,000     18,027,960              18,027,960
    Revenue:
      California Endowment:
        5%, 7/1/2028                                11,940,000                11,940,000     12,370,556              12,370,556
        5%, 7/1/2033                                16,710,000                16,710,000     17,273,795              17,273,795
        5%, 7/1/2036                                14,355,000                14,355,000     14,839,338              14,839,338
      (Kaiser Permanente) 5.50%, 11/1/2032          13,500,000                13,500,000     13,844,655              13,844,655
      (Sutter Health) 5.50%, 8/15/2028              10,000,000                10,000,000     10,354,400              10,354,400

Capistrano Unified School District (Unified School
    Facilities
      Improvement District Number 1)
       6%, 8/1/2024 (Insured; FGIC)                              2,075,000     2,075,000                 2,370,771    2,370,771

Central California Joint Powers Health
    Financing Authority,
      COP (Community Hospitals of Central California):
       6%, 2/1/2030                                              2,000,000     2,000,000                 2,059,480    2,059,480
       5.75%, 2/1/2031                              15,000,000   3,500,000    18,500,000     15,185,850  3,543,365   18,729,215

Contra Costa County Water District, Water Revenue:
       6%, 10/1/2011 (Insured; MBIA)
    (Prerefunded 10/1/2004)                                      1,475,000d    1,475,000                 1,553,573    1,553,573
       5%, 10/1/2019 (Insured; FSA)                              2,500,000     2,500,000                 2,676,950    2,676,950

Cucamonga County Water District, COP
      5.25%, 9/1/2025 (Insured; FGIC)                            5,555,000     5,555,000                 5,854,859    5,854,859

Delano, COP (Delano Regional Medical Center)
      5.25%, 1/1/2018                               10,000,000   3,500,000    13,500,000      9,668,900  3,384,115   13,053,015

Elsinore Valley Municipal Water District, COP
      5.375%, 7/1/2018 (Insured; FGIC)                           1,660,000     1,660,000                 1,897,413    1,897,413

Escondido Improvement Board 5.70%, 9/2/2026                        970,000       970,000                   990,001      990,001

Fontana, Special Tax
       5.25%, 9/1/2017 (Insured; MBIA)              10,000,000                10,000,000     10,956,800              10,956,800

Fontana Public Financing Authority,
  Tax Allocation Revenue
  (North Fontana Redevelopment Project)
       5.50%, 9/1/2032  (Insured; AMBAC)            10,000,000                10,000,000     10,817,500              10,817,500

Fremont Union High School District
       5.25%, 9/1/2025 (Insured; FGIC)              11,295,000                11,295,000     11,861,444              11,861,444

Fresno, Sewer Revenue
       5.25%, 9/1/2019 (Insured; AMBAC)              9,400,000                 9,400,000     10,653,020              10,653,020

Fullerton California Community Facilities
    District Number 1,
      Special Tax (Amerige Heights)
       6.10%, 9/1/2022                                           1,000,000     1,000,000                 1,033,040    1,033,040

High Desert Memorial Health Care District, Revenue
      5.40%, 10/1/2011                                           2,500,000     2,500,000                 2,412,650    2,412,650

Golden State Tobacco Securitization Corp.,
  Enhanced Tobacco Settlement Asset-Backed Bonds:
       5%, 6/1/2043                                 10,000,000                10,000,000     10,122,100              10,122,100
       5.50%, 6/1/2043                              10,000,000                10,000,000      9,911,600               9,911,600

Los Angeles, GO:
       5%, 9/1/2016 (Insured; MBIA)                 11,670,000                11,670,000     12,732,087              12,732,087
       5%, 9/1/2019 (Insured; MBIA)                 13,110,000                13,110,000     13,951,400              13,951,400
       5%, 9/1/2020 (Insured; MBIA)                 12,610,000                12,610,000     13,344,406              13,344,406

Los Angeles County Metropolitan
   Transportation Authority,
  Proposition A First Tier Senior Sales Tax  Revenue
       5%, 7/1/2018  (Insured; FSA)                 28,400,000                28,400,000     30,552,152              30,552,152

Los Angeles County Public Works Financing
  Authority, Revenue (Los Angeles County Flood Control
  District) 5%, 3/1/2011 (Insured; MBIA)            11,660,000                11,660,000     13,198,071              13,198,071

Los Angeles Department of Water and Power, Revenue:
   Power System:
     5.25%, 7/1/2013 (Insured; MBIA)                15,300,000                15,300,000     17,134,470              17,134,470
     5%, 7/1/2018  (Insured; MBIA)                  10,000,000                10,000,000     10,733,400              10,733,400
     5.25%, 7/1/2019 (Insured; FSA)                 44,500,000                44,500,000     48,187,715              48,187,715
  Waterworks
    6.375%, 7/1/2034 (Insured; MBIA)                 9,000,000                 9,000,000      9,367,200               9,367,200

Los Angeles Harbor Department, Revenue
  6%, 8/1/2012                                       8,900,000                 8,900,000      9,787,330               9,787,330

Los Angeles Unified School District
  5.75%, 7/1/2017  (Insured; MBIA)                  10,135,000                10,135,000     12,073,319              12,073,319

Madera County, COP (Valley Children's Hospital)
  6.50%, 3/15/2009 (Insured; MBIA)                               3,370,000     3,370,000                 4,019,702    4,019,702

Merced Union High School District:
  Zero Coupon, 8/1/2023 (Insured; FGIC)              2,500,000                 2,500,000        919,475                 919,475
  Zero Coupon, 8/1/2024 (Insured; FGIC)              2,555,000                 2,555,000        883,851                 883,851

Metropolitan Water District,
  Southern California Waterworks Authority, Revenue
       5%, 10/1/2033  (Insured; FGIC)               16,070,000                16,070,000     16,572,509              16,572,509

M-S-R Public Power Agency, Revenue
  (San Juan Project) 5.90%, 7/1/2020                 5,430,000                 5,430,000      5,514,437               5,514,437

Murrieta Unified School District
 Zero Coupon, 9/1/2021 (Insured; FGIC)                           4,950,000     4,950,000                 2,075,139    2,075,139

Natomas Unified School District
       5.95%, 9/1/2021 (Insured; MBIA)                           2,500,000     2,500,000                 3,008,350    3,008,350

Northern California Power Agency, Public Power Revenue
 (Hydroelectric Project Number 1):
       7%, 7/1/2016 (Insured; AMBAC)
  (Prerefunded 1/1/2016)                               670,000d                  670,000        880,380                 880,380
       6.30%, 7/1/2018 (Insured; MBIA)                           6,000,000     6,000,000                 7,435,680    7,435,680
       5.125%, 7/1/2023 (Insured; MBIA)              3,500,000                 3,500,000      3,627,505               3,627,505
       7.50%, 7/1/2023 (Insured; AMBAC)
  (Prerefunded 7/1/2021)                               375,000d                  375,000        511,264                 511,264

Oakland Unified School District
       5.25%, 8/1/2024 (Insured; FGIC)              17,275,000                17,275,000     18,200,767              18,200,767

Orange County Community Facilities, District Special Tax
 (Ladera Ranch) 6%, 8/15/2032                                    1,000,000     1,000,000                 1,017,230    1,017,230

Port of Oakland, Revenue
  Special Facilities (Mitsui O.S.K. Lines Ltd.)
  6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)    1,385,000                 1,385,000      1,392,881               1,392,881

Public Utilities Commission of the City and County
  of San Francisco, Clean Water Revenue:
    5%, 10/1/2012  (Insured; MBIA)                  23,095,000                23,095,000     26,191,578              26,191,578
    5%, 10/1/2013  (Insured; MBIA)                  22,195,000                22,195,000     24,934,307              24,934,307
    5.25%, 10/1/2018 (Insured; MBIA)                10,000,000                10,000,000     11,011,600              11,011,600

Riverside County, SFMR 7.80%, 5/1/2021 (Insured; GNMA)           1,250,000     1,250,000                 1,730,400    1,730,400

Sacramento County, Airport System Revenue
       6%, 7/1/2017 (Insured; MBIA)                  5,850,000                 5,850,000      6,422,539               6,422,539

Sacramento County Sanitation District Financing
 Authority, Revenue 5.50%, 12/1/2017 (Insured; AMBAC)            2,530,000     2,530,000                 2,958,076    2,958,076

Sacramento Municipal Utility District,
  Electric Revenue:
       6.50%, 9/1/2013 (Insured; MBIA)               6,930,000                 6,930,000      8,491,953               8,491,953
       5.20%, 7/1/2017 (Insured; MBIA)                 300,000                   300,000        326,862                 326,862
       5%, 8/15/2020 (Insured; MBIA)                14,010,000                14,010,000     14,900,335              14,900,335

San Bernardino County, COP
  (Capital Facilities Project)
       6.875%, 8/1/2024                              5,000,000                 5,000,000      6,453,950               6,453,950

San Diego County, COP (Burnham Institute)
       6.25%, 9/1/2029                                           2,800,000     2,800,000                 2,911,440    2,911,440

San Diego Unified School District:
  Zero Coupon, 7/1/2017 (Insured; FGIC)                          2,325,000     2,325,000                 1,255,477    1,255,477
       5.25%, 7/1/2023 (Insured: FSA)                9,790,000                 9,790,000                10,525,816   10,525,816
       5.25%, 7/1/2024 (Insured; FSA)                2,570,000                 2,570,000                 2,754,243    2,754,243

San Francisco City and County, COP (Bruno Jail Number 3)
       5.25%, 10/1/2021 (Insured; AMBAC)                         2,985,000     2,985,000                 3,186,786    3,186,786

San Juan Unified School District:
  Zero Coupon, 8/1/2023 (Insured; FSA)              10,030,000                10,030,000      3,688,934               3,688,934
  Zero Coupon, 8/1/2024 (Insured; FSA)              10,655,000                10,655,000      3,685,884               3,685,884

Southeast Resource Recovery Facility Authority, LR:
       5.25%, 12/1/2016 (Insured; AMBAC)            11,715,000                11,715,000     12,991,115              12,991,115
       5.25%, 12/1/2017 (Insured; AMBAC)             6,475,000                 6,475,000      7,130,270               7,130,270
       5.25%, 12/1/2018 (Insured; AMBAC)             7,585,000                 7,585,000      8,333,184               8,333,184

University of California, Revenue (Multi Purpose)
       5.25%, 9/1/2027 (Insured; MBIA)              31,475,000                31,475,000     33,226,269              33,226,269

Ventura County Community College District
       5.50%, 8/1/2023 (Insured; MBIA)                           2,000,000     2,000,000                 2,176,340    2,176,340

West Basin Municipal Water District, Revenue, COP:
       5.25%, 8/1/2014  (Insured; MBIA)              5,000,000                 5,000,000      5,669,750               5,669,750
       5.25%, 8/1/2015  (Insured; MBIA)              5,000,000                 5,000,000      5,614,050               5,614,050
       5.25%, 8/1/2017 (Insured; MBIA)                           2,000,000     2,000,000                 2,213,520    2,213,520

West Covina  Redevelopment Agency, Community Facilities
 District Special Tax 6%, 9/1/2022                               3,000,000     3,000,000                 3,531,180    3,531,180

Whittier Health Facility, Revenue
  (Presbyterian Intercommunity Hospital)
       5.75%, 6/1/2031                              10,090,000                10,090,000     10,407,230              10,407,230

U.S. Related--8.8%

Commonwealth of Puerto Rico, Public Improvement
       5.50%, 7/1/2016 (Insured; MBIA)              11,830,000                11,830,000     13,863,695              13,863,695

Commonwealth of Puerto Rico
  Highway and Transportation Authority,
       5.50%, 7/1/2013 (Insured; MBIA)                           4,750,000     4,750,000                 5,550,185    5,550,185

Commonwealth of Puerto Rico
  Infrastructure Financing Authority,
    Special Tax Revenue:
       5.50%, 10/1/2032                             26,000,000                26,000,000     28,613,780              28,613,780
       5.50%, 10/1/2040                             33,290,000                33,290,000     36,533,778              36,533,778

Puerto Rico Housing Finance Authority
  (Capital Fund Program)  5%, 12/1/2015             11,615,000                11,615,000     12,744,443              12,744,443

Virgin Islands Public Finance Authority, Revenue
       7.30%, 10/1/2018                                          3,100,000     3,100,000                 4,104,617    4,104,617

Total Long-Term Municipal Investments
     (cost $988,376,912, $104,581,516 and $1,092,958,428, respectively)                 1,036,938,755 114,014,015 1,150,952,770

Short-Term Municipal Investments--.6%

ABAG  Finance Authority for Nonprofit Corps.,
  Revenue, VRDN (Jewish Community
  Center Project)  1.02% (LOC; Bank of
  New York and Allied Irish Bank)                    3,775,000e                3,775,000      3,775,000               3,775,000

California Department of Water Resources,
  Power Supply Revenue, VRDN:
  .90% (LOC: Bayerische Landesbank and                           2,100,000e    2,100,000                 2,100,000    2,100,000
      Westdeutsche Landesbank)
  .98% (LOC; Banque Nationale de Paris)              1,000,000e                1,000,000      1,000,000               1,000,000

Total Short Term Municipal Investments
   (cost $4,775,000, $2,100,000 and 6,875,000, respectively)                                  4,775,000  2,100,000    6,875,000

Total Investments -- 100.0%
    (cost $993,151,912, $106,681,516 and $1,099,833,428, respectively)                  1,041,713,755 116,114,015 1,157,827,770

Summary of Abbreviations

AMBAC COP FGIC FSA GNMA GO LOC	American Municipal Bond
      Assurance Corporation
Certificate of Participation
Financial Guaranty Insurance Company
Financial Security Assurance
Government National Mortgage
      Association
General Obligation
Letter of Credit	LR MBIA PCR SFMR VRDN	Lease Revenue Municipal Bond Investors Assurance Insurance Corporation Pollution Control Revenue Single Family Mortgage Revenue Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

                                                               Dreyfus Premier   Dreyfus Premier
                                                                  California       California
                                                                  Tax Exempt      Municipal Bond
                                                               Bond Fund, Inc.       Fund
                                                              ----------------------------------
Fitch           or     Moody's      or    Standard & Poor's              Value (%)
---------              --------           -----------------   ----------------------------------
AAA                    AAA                AAA                         74.0            64.5
AA                     Aa                 AA                           8.4             5.6
A                      A                  A                            9.2            10.1
BBB                    Baa                BBB                          7.9            13.3
F1                     MIG1/P1            SP1/A1                       0.5             1.8
Not Rated  f           Not Rated  f       Not Rated  f                 --              4.7
                                                                     100.0           100.0

Notes to Statement of Investments:

(a)	Management does not anticipate having to sell any securities as a result of the Exchange.
(b)	Inverse floater security - the interest rate is subject to change periodically.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2004, these securities amounted to $42,125,984 or 3.6% of pro forma net assets.
(d)	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(e)	Secutities payable on demand. Variable interest rate--subject to periodic change.
(f)	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
(g)	At January 31, 2004, 29.5% of pro forma combined net assets are insured by MBIA.

See notes to pro forma financial statements.

Dreyfus Premier California Tax Exempt Bond Fund, Inc.
(formerly Dreyfus California Tax Exempt Bond Fund, Inc.)

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

          At special meetings of the Boards held on April 28, 2004 and May 12, 2004, the Board of Trustees/Directors of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the “Acquiring Fund”) and Dreyfus Premier California Municipal Bond Fund (the “Fund”), approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund. Shares will be exchanged for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund shares then will be distributed to the Funds shareholders on a pro rata basis in liquidation of the Fund. Prior to the Exchange existing Acquiring Fund shares will be redesignated as Class Z shares and the Acquiring Fund will create Class A, Class B and Class C shares. Fund shareholders will receive Acquiring Fund Class A, Class B and Class C shares in the Exchange corresponding to their Class A, Class B and Class C shares of the Fund with a value equal to the value of their investment in the Fund.

          The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at January 31, 2004. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended January 31, 2004. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are May 31 for the Acquiring Fund and September 30 for the Fund.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at January 31, 2004. The proforma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

          Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the respective Fund’s Board of Trustees/Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3--Capital Shares:

          The pro forma number of shares that would be issuable was calculated by dividing the net assets of the classes of the Fund at January 31, 2004 by the Class Z net asset value per share of the Acquiring Fund on January 31, 2004.

NOTE 4--Pro Forma Operating Expenses:

          The accompanying pro forma statement of operations reflects changes in fund expenses as if the merger had taken place on February 1, 2003.

NOTE 5--Federal Income Taxes:

          Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

          The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A, filed March 5, 2004.

Item 16	Exhibits. All references are to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A, filed on March 5, 2004 (File No. 2-84105) (the "Registration Statement") unless otherwise noted.

(1)(a)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit 1(a) of Post Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on September 3, 1996.

(2)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on September 28, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 29 to the Registration Statement.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 29 to the Registration Statement.

(8)	Not Applicable.

(9)(a)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on September 3, 1996.

(9)(b)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.

(9)(c)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.

(10)(a)	Shareholder Services Plan for Classes A, B and C shares is incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 29 to the Registration Statement.

(10)(b)	Shareholder Services Plan for Class Z shares is incorporated by reference to Exhibit (h)(ii) of Post-Effective Amendment No. 29 to the Registration Statement.

(10)(c)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 29 to the Registration Statement.

(10)(d)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 29 to the Registration Statement.

(11)(a)	Opinion of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on September 3, 1996.

(11)(b)	Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Auditors.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Form of Proxy.*

(17)(b)	The Prospectus and Statement of Additional Information of Dreyfus Premier California Municipal Bond Fund dated June 1, 2003 are incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dreyfus Premier California Municipal Bond Fund filed on May 29, 2003 (File No. 33-07498).

__________

*	Filed herewith.

**	To be filed by Post-Effective Amendment.

***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 24th day of May, 2004.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

          Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert R. Mullery, Jeff Prusnofsky and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

            Signatures                            Title                           Date
            ----------                            -----                           ----

/s/ Stephen E. Canter                President (Principal Executive              5/24/04
---------------------------          Officer)
Stephen E. Canter

/s/ James Windels                    Treasurer (Principal Accounting             5/24/04
---------------------------          and Financial Officer)
James Windels

/s/ Joseph S. DiMartino              Chairman of the Board                       5/24/04
---------------------------
Joseph S. DiMartino

/s/ David W. Burke                   Board Member                                5/24/04
---------------------------
David W. Burke

/s/ Samuel Chase                     Board Member                                5/24/04
---------------------------
Samuel Chase

/s/ Gordon J. Davis                  Board Member                                5/24/04
---------------------------
Gordon J. Davis

/s/ Joni Evans                       Board Member                                5/24/04
---------------------------
Joni Evans

/s/ Arnold S. Hiatt                  Board Member                                5/24/04
---------------------------
Arnold S. Hiatt

/s/ Burton N. Wallack                Board Member                                5/24/04
---------------------------
Burton N. Wallack
Exhibit Index (11)(b) (14)	Consent of Registrant's Counsel Consent of Independent Auditors